September 6, 2012

Writer’s Direct Contact

916.325.1309

CFarman@mofo.com

Mr. Justin Dobbie, Esq.

Legal Branch Chief

Division of Corporation Finance

Securities and Exchange Commission

100 F Street, N.E.

Mail Stop 3030

Washington, D.C. 20549

Re:	Marrone Bio Innovations, Inc.

Confidential Draft Registration Statement on Form S-1

Submitted May 14, 2012

CIK No. 0001441693

Dear Mr. Dobbie:

We enclose herewith, on behalf of Marrone Bio Innovations, Inc. (the “Company”), clean and marked copies of Amendment No. 1 to the Registration Statement on Form S-1 (“Amendment No. 1”), together with responses to the comments raised by the Staff of the Securities and Exchange Commission (the “Staff”) in its comment letter dated June 8, 2012. Amendment No. 1 incorporates responses to the Staff’s comments. Below we have noted the Staff’s comments in bold face type and the Company’s responses in regular type.

General

1.	We note you have relied on reports and publications from third-party sources, including Philips McDougal, The Fredonia Group, BCC Research, marketsandmarkets, and the Organic Trade Association, for data. Please provide us with the relevant portions of the materials you cite. If any such reports or publications were commissioned by you for use in connection with the registration statement, please also provide consents of such third parties pursuant to Securities Act Rule 436 with your Form S-1 or tell us why you believe you are not required to do so.

Response:  On behalf of the Company, we are providing the relevant portions of the materials cited supplementally under cover of a separate letter dated September 6,

Justin Dobbie

September 6, 2012

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2012. The Company hereby confirms that none of the materials cited was commissioned for use in connection with the registration statement.

2.	Prior to printing and distribution of the preliminary prospectus, please provide us with mock-ups of any pages that include any pictures or graphics to be presented. Accompanying captions, if any, should also be provided. We may have comments after reviewing the materials.

Response:   We confirm that prior to printing and distribution of the preliminary prospectus, we will provide the Staff mock-ups of any pages of the preliminary prospectus that include any pictures or graphics, as well as any accompanying captions. The Company acknowledges the Staff’s comment with respect to additional comments that may be forthcoming related to any mock-ups provided in the future.

3.	Given the nature of your business, there are a number of terms used in the prospectus that may be unfamiliar to potential investors. Please revise to ensure that all such terms are adequately described or defined upon first use.

Response:  In response to the Staff’s comment, the Company has revised the disclosure throughout the prospectus to define or describe various biological and industry terms.

4.	We note that you have identified yourself as an Emerging Growth Company in this Form S-1, your initial public offering. We also note that, pursuant to the scaled disclosure requirements of the JOBS Act, you have provided two years audited financial statements. Please confirm your understanding that to the extent you are not a smaller reporting company, you will be required to provide three years audited financial statements in your first Form 10-K filed after effectiveness of this Form S-1. For guidance, refer to Question 30 of the JOBS Act FAQ, available here: http://www.sec.gov/divisions/corpfin/guidance/cfjjobsactfaq-title-i-general.htm

Response:  We confirm that to the extent the Company is not a smaller reporting company, the Company will provide three years of audited financial statements in its first Form 10-K filed after effectiveness of its Form S-1.

Justin Dobbie

September 6, 2012

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5.	Please revise your document to consistently present data chronologically either from the earliest to latest period or latest to earliest period. Currently, your Selected Financial Data presents earliest to latest (2009, 2010, then 2011) while your financial statements present the latest period first (2011 then 2010). Refer to the guidance in SAB Topic 11 E.

Response:  In response to the Staff’s comments, the Company has revised the disclosure throughout the prospectus to present the most current fiscal year first, with quarterly period data following fiscal year data.

6.	The financial statements should be updated, as necessary, to comply with Rule 3-12 of Regulation S-X at the effective date of the registration statement.

Response:  We confirm that the financial statements will be updated, as necessary, to comply with Rule 3-12 of Regulation S-X at the effective date of the registration statement.

7.	Upon filing a Form S-1, please provide a currently dated consent from the independent registered public accounting firm.

Response:  We confirm that upon filing the Form S-1, a dated consent from the independent registered public accounting firm will be provided.

Prospectus Summary, page 1

8.	Please provide us with support for the following statements:

—

your statement in the second to last sentence of the first paragraph on page 2 that your product formulations “possess enhanced performance characteristics, such as effectiveness, shelf life, compatibility with other pesticides and ease of use”;

—	your statement in the last sentence of the first paragraph on page 2 that your formulations have resulted “in a highly efficient product development process”;

—	each of the statements in the five bullet points in the second paragraph on page 3; and

—	your statement on page 79 that your management team has extensive experience in purchasing and operating fermentation-based production facilities.

Response:   The Company’s support for the statements in the prospectus identified by the Staff is discussed below.

Justin Dobbie

September 6, 2012

Page Four

—

your statement in the second to last sentence of the first paragraph on page 2 that your product formulations “possess enhanced performance characteristics, such as effectiveness, shelf life, compatibility with other pesticides and ease of use”

The Company’s statement regarding its product formulations’ enhanced performance characteristics as discussed in the prospectus is based on the results of numerous field trials conducted for its products. These trials have measured various performance metrics, including effectiveness, shelf life, compatibility with other pesticides and ease of use, and certain summary data with respect to these trials are provided supplementally under cover of a separate letter. In addition, the Company notes that as described in the prospectus, the majority of its products are designed and formulated for use with the same equipment and at similar application levels of industry standard best-selling pesticides.

Efficacy data relating to these trials has been reviewed by third-party experts and accepted by numerous governmental agencies, including industry regulators. For example, as discussed on page 46, product use labels list a limited number of crops and applications, and these labels may not be used without the formal approval of regulators in the local jurisdiction, and regulators in California and foreign countries require that efficacy data be submitted for review prior to granting such approval. As a result, efficacy data regarding the general effectiveness of each of the Company’s products that it markets in California (including Regalia and Grandevo) have been reviewed and accepted by these industry regulators. Further, based on their review of relevant efficacy data, regulators in California and various foreign countries, including Turkey, Mexico and Canada, have approved labels for Regalia that give instructions on how to “tank mix” Regalia with other pesticides, demonstrating both its compatibility with other pesticides and their ease of use relative to pesticides that cannot be used with standard equipment. In addition, efficacy data has been included in patents the Company has been granted, such as U.S. Patent Nos. 5,989,429 (for Regalia, which includes data regarding general effectiveness as well as the compatibility of Regalia with other pesticides), 7,244,607 (for Grandevo, which includes data regarding general effectiveness) and 6,194,194 (for Zequanox, which includes data regarding general effectiveness). The Company has also filed a number of patent applications that are awaiting approval such as U.S. Patent Application Nos. 12/845,883 and 13/288,864 (for Regalia, which include data regarding the compatibility of Regalia with other pesticides), 12/897,776 (for Regalia, which includes data regarding ease of use and long shelf life), 11/704,565 (for Grandevo, which includes data regarding general effectiveness and long shelf life) and 12/763,892 and 13/294,918 (for Zequanox, which include data regarding general

Justin Dobbie

September 6, 2012

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effectiveness). Exemplar labels and these patents and patent applications are provided supplementally under cover of a separate letter, along with certain third-party reports and articles that document the Company’s products’ effectiveness and ease of use. These data also generally support the advantages of the Company’s products when used in conjunction with conventional chemical pesticides discussed in the second paragraph on page 3.

—	your statement in the last sentence of the first paragraph on page 2 that your formulations have resulted “in a highly efficient product development process”;

The Company’s statement regarding its highly efficient product development process is based on the Company’s research comparing development costs and timelines for the Company’s three main products, Regalia, Grandevo and Zequanox, with the development costs and timelines associated with conventional chemical pesticides. Whereas the Company’s three current products were each moved through development, EPA approval and U.S. market launch in approximately four years at a cost of $6 million or less, as discussed on pages 74 and 75, in comparison, a report from Phillips McDougal, an independent research firm, shows that the average cost for major agrichemical companies to bring a new crop protection product to market is over $250 million, and that those products have historically taken an average of nearly ten years to move through development, regulatory approval and market launch. We are providing historical information regarding the Company’s product development costs and timelines and a copy of the report supplementally under cover of a separate letter.

—	each of the statements in the five bullet points in the second paragraph on page 3; and

The Company’s research has shown that growers increasingly desire to integrate natural pest management products with conventional chemical pesticides and crop cultivating practices, such as crop rotation, into what are referred to as integrated pest management (“IPM”) programs. As a result, the Company has designed its products to be useable not just as total replacements for conventional chemical pesticides, but also to be used synergistically with conventional chemical pesticides. As noted above, various field trials and the resulting efficacy data support the advantages of the Company’s products, and we are providing supplementally under cover of a separate letter a third-party article that discusses the advantages of biopesticides in general when used within an IPM program, including to improve crop quality and yield, maintain beneficial characteristics of the crop and manage pest resistance.

Justin Dobbie

September 6, 2012

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With regards to the specific advantages of our products when used in conjunction with conventional chemical pesticides discussed in the second paragraph on page 3:

•	Increase the effectiveness of conventional chemical pesticides while reducing their required application levels;

The Company’s products generally can be used in conjunction with conventional chemical pesticides and field trial data has indicated that when used with such pesticides, effectiveness of those pesticides is increased. In certain cases, the Company has filed patents with respect to these synergistic uses that contain efficacy data. For example, U.S. Patent No. 5,989,429 demonstrates Regalia’s ability to enhance the efficacy of a major conventional chemical fungicide, and the Company has filed U.S. Patent Application No. 12/650,315 with respect to Opportune’s ability synergistically to have better weed control than either Opportune or conventional chemical pesticides when used alone. The Company has also filed U.S. Patent Application No. 12/280,311 with respect to Grandevo’s synergistic uses with conventional chemical pesticides, and Zequanox may also be used in conjunction with conventional chemical pesticides such as chlorine.

Because the Company’s products increase effectiveness of conventional chemical pesticides, inherently, lower volumes of conventional chemical pesticides need to be used to yield the same results, resulting in an overall reduction in required application levels. This reduction has been demonstrated practically in the Company’s research of growers’ IPM programs.

•	Increase levels of pest control and consistency of control;

Level of pest control refers to the percent kill or reduction of the target pest, whereas consistency of control refers to whether a pesticide performs at the same or similar level with each use (i.e., the difference between the maximum and minimum level of control and the standard deviation of control across multiple uses). As noted above, we are supplementally under cover of a separate letter providing efficacy data from field trials regarding the ability of the Company’s products to increase levels of pest control and consistency of control when used in conjunction with conventional chemical pesticides.

•	Increase crop yields;

As noted above, we are supplementally under cover of a separate letter providing efficacy data from field trials regarding the ability of the Company’s products to improve crop yields when used in conjunction with conventional chemical

Justin Dobbie

September 6, 2012

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pesticides and a report that notes an advantage of biopesticides in increasing crop yield.

•	Increase crop quality, including producing crops with higher levels of protein, better taste and color and more attractive flowers; and

As these particular advantages apply with respect to the usage of the Company’s products alone, they also apply with respect to usage of the Company’s products in conjunction with conventional chemical pesticides. As noted above, we are supplementally under cover of a separate letter providing efficacy data from field trials regarding the ability of the Company’s products to improve crop quality when used in conjunction with conventional chemical pesticides (as well as when used alone) and a report that notes an advantage of biopesticides in increasing crop quality.

•	Delay the development of pest resistance to conventional chemical pesticides.

Pests develop resistance to conventional chemical pesticides based on exposure. With each application of a pesticide, pests that survive the treatment in general have a slightly higher resistance to the pesticide, and these pests reproduce and breed new generations that may inherit this resistance. Over time, pests may become highly resistant to the pesticide, requiring significantly higher pesticide application levels or the use of an alternative pesticide. By using the Company’s natural pest management products in conjunction with conventional chemical pesticides, certain pests that would otherwise survive the application of a conventional chemical pesticide based on higher tolerance may be killed instead by the Company’s natural pest management products, preventing these chemical-resistant pests from reproducing. In the aggregate, this effect delays the breeding of pests that are resistant to conventional chemical pesticides in locations where the Company’s natural pest management products are used in IPM programs. As noted above, we are supplementally under cover of a separate letter providing efficacy data from field trials regarding the ability of the Company’s products to delay development of pest resistance when used in conjunction with conventional chemical pesticides and a report that notes an advantage of biopesticides in increasing resistance management on this basis.

Justin Dobbie

September 6, 2012

Page Eight

—	your statement on page 79 that your management team has extensive experience in purchasing and operating fermentation-based production facilities.

As the Company has recently purchased a manufacturing facility, the disclosure on page 86 has been revised to remove the reference to the Company’s management team’s experience in purchasing fermentation-based manufacturing facilities. The statement regarding operating such facilities is based on (i) the 22 years of experience of the Company’s Chief Executive Officer, Dr. Pamela Marrone, in overseeing the construction and operations of lab- and pilot-scale facilities for fermentation-based biopesticides at AgraQuest, Inc. and Novo Nordisk Entotech, Inc. and the acquisition and operations of AgraQuest, Inc.’s fermentation manufacturing facility, (ii) the 10 years of experience of the Company’s Chief Financial Officer, Donald Glidewell, at AgraQuest, Inc. and Bio-Trends International, Inc., where he was responsible for the negotiation, purchase and operational startup of those companies’ fermentation facilities, and (iii) the over 30 years of experience of the Company’s Vice President of Manufacturing, Kent Sproat, in managing production at and participating in the design of manufacturing facilities, including fermentation-based facilities.

9.	Refer to the last sentence of the first paragraph on page 2. Please briefly explain how you “rapidly” commercialize products in the context of the EPA, state, and foreign regulatory approval process.

Response:  The Company advises the staff that while obtaining regulatory approval of its products is a time consuming and unpredictable process, the Company believes that it can rapidly commercialize products in comparison to commercialization of conventional chemical pesticides, as discussed in regard to the Company’s highly efficient product development process in response to comment 8, above.

In part, the Company’s ability to rapidly move through the regulatory approval process is based on a different regulatory regime applicable to biopesticides than that applicable to conventional chemical pesticides. For example, the Pesticide Registration Improvement Renewal Act made biopesticide approval times faster, with EPA approvals typically received between 16 and 24 months, compared with 36 months for conventional chemical pesticides, as discussed on page 88. Because registration processes for state and foreign governments can be concurrent with EPA registrations, the Company generally expects to complete federal, state and foreign registration between two and three years after its initial EPA submission.

In addition, the Company is able to rapidly commercialize products because it can continue developing and commercializing new product formulations and new

Justin Dobbie

September 6, 2012

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products while other product formulations and products are under review. For example, the Company has sold and marketed the initial “SC” formulation of Regalia and liquid formulation of Grandevo, while revised formulations with expanded labels and dry formulations, respectively, were under review by the EPA. The Company’s research and development process also enables it to discover, source and develop multiple products in parallel, enabling development of certain products while other products are in the regulatory approval process, as discussed on page 46.

The Offering, page 9

10.	We note that the underwriters have reserved shares of your common stock to be offered to certain persons and entities that have relationships with you. Please provide us with any materials given to potential purchasers of the reserved shares. Please also disclose whether shares purchased in the directed share program will be subject to lock-up agreements. If so, please briefly describe the lock-up agreements.

Response:  The Company advises the Staff that, at this time, neither the Company nor the underwriters have given any materials to potential purchasers of the reserved shares. The Company will provide such material to the Staff when the underwriters deliver the materials to potential purchasers. The Company anticipates that shares purchased in the directed share program will not be subject to any lock-up agreements, except to the extent purchased by the Company’s directors and officers. Disclosure to this effect has been added on page 9.

Summary Financial Data, page 11

11.	It appears, from your discussion of the use of proceeds, that you may use a portion of the proceeds from this offering to repay your $10 million promissory note. If you elect to do so, a second “adjusted” pro forma net loss per common share presentation will be required, here and in Selected Financial Data. The shares used in this calculation should be increased to also include those common shares whose proceeds are being reflected in pro forma adjustments to the income statement (the proceeds used to repay the note). Footnotes to this adjusted pro forma presentation should make the computation of the figure transparent to investors.

Response:  The Company advises the Staff that, at this time, it has not made a decision on whether to use a portion of the proceeds from the offering to repay its $10 million promissory note. If the Company elects to do so, the Company will revise the disclosure, with the appropriate footnotes, accordingly.

Justin Dobbie

September 6, 2012

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Risk Factors, page 14

We rely on a single supplier based in China for a key ingredient of Regalia, page 20

12.	Please revise your Business section to discuss your reliance on a single supplier based in China for a key ingredient of Regalia. In particular, please describe the ingredient, identify the supplier and discuss whether and to what extent the ingredient is available from other suppliers.

Response:  In response to the Staff’s comment, the Company has revised the disclosure on page 86 to include a discussion of its reliance on a single supplier based in China for the dried extract of the knotweed plant, which is the key ingredient of Regalia. As discussed in the revised disclosure, the Company does not foresee any significant difficulties in finding an alternate supplier if the need arises. As a result, the Company does not believe the name of the current supplier would be material to investors, and disclosing the name would put the Company at a competitive disadvantage.

Special Note Regarding Forward-Looking Statements, page 32

13.	You state that neither you nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Please remove this disclaimer or tell us your basis for inclusion.

Response:  In response to the Staff’s comment, the Company has removed the disclaimer on page 34.

Use of Proceeds, page 34

14.	We note your statement that you intend to fund a portion of certain investments with the proceeds of the offering. If any material amounts of other funds are necessary to complete these investments, please state the amounts of such other funds needed for each such investment and the sources thereof.

Response:  The Company advises the Staff that the exact nature of the investments to be funded with the proceeds of the offering have yet to be determined and therefore it cannot provide at this time the material amounts of other funds, if any, necessary to complete these investments.

Justin Dobbie

September 6, 2012

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Management’s Discussion and Analysis of Financial Condition, page 44

Overview, page 44

15.	Please disclose whether to date you have been subjected to pricing pressures or reduced margins because of the competitive environment you operate in and your significant reliance on distributors who also distribute competitors’ products. We note in this regard the last risk factor on page 16.

Response:  The Company advises the Staff that while the Company believes that there is a risk that in the future, as referred to in the risk factor on page 17, as its products penetrate larger markets and sales increase, it may be subjected to pricing pressures or reduced margins, to date, the competitive environment has not resulted in significant pricing pressures or reduced margins.

Key Components of Our Results of Operations, page 46

Product Revenues, page 46

16.	We note from your disclosure here that you elected to discontinue marketing the GreenMatch herbicide in 2011. Please tell us how you adjusted the inventory valuation of any remaining GreenMatch product as a result of the change in marketing strategy.

Response:  The Company advises the Staff that as of December 31, 2011, the Company had approximately $100,000 in GreenMatch inventory remaining, at which time the Company had contracts for sale of the remaining inventory at a positive gross margin, such that no inventory adjustment was required.

17.	We note that you do not identify GreenMatch as one of your current products in your Business section or elsewhere in the prospectus. We also note that you continue to list GreenMatch as one of your products on your website. Please tell us, with a view towards revised disclosure, whether and to what extent you continue to sell GreenMatch. Please also discuss why you elected to discontinue marketing and any plans you have to discontinue manufacturing and selling this product.

Response:  The Company advises the Staff that it elected to discontinue marketing GreenMatch in 2011. Unlike with the Company’s other products, the Company had limited control over the production and manufacturing of GreenMatch and primarily served as a marketer and distributor. The Company determined it would be more advantageous to focus on more attractive opportunities and products over which the

Justin Dobbie

September 6, 2012

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Company would have greater control. The Company no longer markets the GreenMatch product, and the product’s listing has been removed from the Company’s website. The Company continued to sell its remaining inventory of the product to a limited number of existing GreenMatch customers, but terminated all sales of GreenMatch upon the exhaustion of the remaining inventory of the product in July 2012.

License Revenues, page 46

18.	We note your disclosure here that license revenues comprise revenues from distribution agreements for exclusive distribution rights for certain geographic markets or for market segments not addressed through your internal sales force, and are recorded generally by amortizing payments received at signing and for the achievement of testing validation, regulatory progress and commercialization events. To facilitate our understanding of these arrangements, please supplementally identify and describe each individual agreement under which you received significant payments in fiscal 2011 and/or in any subsequent interim period for which financial statements are provided. Describe the material terms of each such agreement, quantify the fees received and potentially receivable under the agreement and the amount recorded as revenue during the period(s). Illustrate how the amount of revenue recognized on each contract was determined. We may have further comments upon review of your response.

Response:  The Company’s response to the Staff’s comment is being provided supplementally under cover of a separate letter.

Cost of Product Revenues and Gross Profit, page 46

19.

We note your disclosure here that, included in cost of product revenues are royalties paid on in-licensed technology used to develop certain product candidates. We also note from your Intellectual Property discussion on page 80 that these in-license agreements appear to relate to your three commercially available products as well as certain products under development, including Regalia, Grandevo, and Zequanox. Finally, we note that you expect these licensing agreements to expire in 2017 (Regalia) and in 2024 (Grandevo and Zequanox), subject to extensions. Please expand your discussion of these arrangements here to discuss these arrangements in detail similar to the first full paragraph of your discussion on page 80. Please also provide a cross-reference to the descriptions of the individual agreements provided on that page. Please also revise your discussion here to address the potential financial and

Justin Dobbie

September 6, 2012

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operational impact to your business of the expirations of these in-licensing agreements.

Response:  The Company advises the Staff that the termination of these in-licensing agreements will not prevent the Company from continuing to sell its products using the relevant in-licensed technology. Rather, the termination period refers to the termination of the exclusivity obligation on the part of the counterparty to the agreement and to the obligation of the Company to pay royalties. As described in the Business section of the prospectus, the Company believes that it has added substantial intellectual property to the products based on in-licensed technology and, as a result, does not expect that the expiration of exclusivity obligations will have a significant adverse financial or operational impact on its business. The disclosure on pages 47 and 48 has been revised to clarify the impact of the termination of the Company’s in-license agreements and to cross-reference the descriptions of the individual agreements.

Other Income/(Expense), page 48

20.	We note your disclosure here that you will incur additional expenses related to the conversion of the $8.1 million convertible note, but that the amount thereof is not yet determinable. When the offering price range is determined we assume that you intend to update your disclosures to indicate the amount of additional expense based on the mid-point of the offering price range. Please confirm or advise.

Response:  The Company advises the Staff that the section of the prospectus referred to as “Other Income/(Expense)” has been updated and further segregated. The comment above now refers to disclosure addressed in a section titled “Change in Estimated Fair Value of Financial Instruments and Deemed Dividend, Convertible Notes” on page 49. The terms of the convertible notes provide for their potential conversion into preferred or common stock depending on the nature of the relevant liquidity event. The Company has assessed the probability of the conversion scenarios provided for in the convertible notes and has determined that the predominant settlement feature of the notes will be at a 30% discount through the completion of an initial public offering or an acquisition of the Company during the term of the arrangement. As the predominant settlement feature of the convertible notes is to settle a fixed monetary amount in a variable number of shares, the convertible notes fall within the scope of ASC 480, Distinguishing Liabilities from Equity. Accordingly, the convertible notes were initially recorded at estimated fair value and are adjusted to their estimated fair value as of each reporting date with the change in estimated fair value recorded as a component of change in estimated fair value of financial instruments in the Company’s statement of operations. As this

Justin Dobbie

September 6, 2012

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instrument will be adjusted to estimated fair value up to an actual conversion event, the initial public offering price will not have an effect on the expense recorded related to the discount on the notes such that we believe no update based on the mid-point of the offering price range will be required.

Liquidity and Capital Resources, page 53

21.	Please expand your discussion of the April 2012 Point Financial credit facility to discuss the financial consequences to you if you are not compliant with certain debt covenants and Point Financial declares the entire balance of the note due and payable. Please also tell us how you intend to present the $3 million in required cash reserves in your financial statements.

Response:  In response to the Staff’s comment, the disclosure on page 59 has been revised to discuss the financial consequences if the Company is not compliant with its debt covenants. Note 5 of the Company’s financial statements for the period ended June 30, 2012, on page F-42 addresses the cash reserve requirement. As the $3 million in required cash reserves is not restricted cash, we respectfully advise the Staff that there is no requirement to separate the $3 million cash on the Company’s balance sheet.

Business, page 64

Our Products, page 70

22.	Please disclose the anticipated time frame and estimated additional expenditures to obtain approval and bring to market each of your products that are not yet approved for sale.

Response:  The Company respectfully advises the Staff that it is impracticable to predict the time frame and expenditures required to bring specific products to market due to uncertainties in the product development process, the regulatory approval process and the marketing process and that any of the Company’s internal estimates with respect to such matters are subject to regular adjustment. As a result, the Company believes that providing specific anticipated time frames and estimated additional expenditures to obtain approval and bring to market each of its products that are not yet approved for sale would be potentially misleading and would contain sufficient uncertainty so as to not provide meaningful information to investors. Instead, the prospectus provides disclosure of the historical expenses related to the Company’s product development activities and it discusses the risks relating to future product development. We believe that noting that “we have moved each of Regalia, Grandevo and Zequanox through development, EPA approval and U.S. market

Justin Dobbie

September 6, 2012

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launch in approximately four years at a cost of $6 million or less” on pages 4, and 74 and 75 describing the current development and regulatory approval status of each of its products submitted for EPA registration or under development on pages 76 through 80 provides investors with accurate material information on the costs associated with the Company’s pipeline’s development status. In addition, product development expenditures will be reflected in the Company’s financial statements as they are incurred, and any material changes to results of operations or material trends related to product development will be discussed in the “Management’s Discussion and Analysis of Financial Condition” section.

Product Development, page 76

23.	Please provide us with support for your statement that your “strong reputation” has resulted in many opportunities or revise to characterize as your belief.

Response:  In response to the Staff’s comment, the Company has revised the disclosure on page 83 to indicate that it is the Company’s belief that its strong reputation has resulted in many opportunities.

Sales, Marketing and Distribution, page 77

Enhance distribution relationships, page 78

24.	Please revise to characterize as your belief that your products have attractive profit margins and growth potential.

Response:  In response to the Staff’s comment, the Company has revised the disclosure on page 85 to indicate that it is the Company’s belief that its products have attractive profit margins and growth potential.

Executive Compensation, page 89

25.	We note your disclosure in footnote (2) to the Summary Compensation Table that your named executive officers may earn cash awards based on the achievement of company-wide goals and individual goals. Please provide narrative disclosure to the Summary Compensation Table describing these goals, disclosing the actual percentage of each named executive officer’s fiscal year 2011 award that was based on achievement of company-wide goals or individual goals, and disclose whether the Chief Executive Officer or Board of Directors have discretion to adjust the cash award amounts.

Justin Dobbie

September 6, 2012

Page Sixteen

Response:  In response to the Staff’s comment, the Company has revised the disclosure on page 97 and 98 to provide additional detail regarding cash awards.

Principal Stockholders, page 101

26.	We note that several principal stockholders have disclaimed beneficial ownership of securities “except to the extent of their pecuniary interest therein.” Please note that, for the purposes of Exchange Rule 13d-3(a), beneficial ownership is not determined based on pecuniary interest. Please revise the footnotes to the Principal Stockholders table accordingly or tell us why such a disclaimer is appropriate.

Response:  In response to the Staff’s comment, the Company has revised the footnotes on pages 110 and 111.

Balance Sheets, page F-3

27.	In view of the significant changes in capitalization that will automatically occur immediately prior to and/or immediately after the completion of your offering, please expand your presentation to also include a pro forma balance sheet assuming these conversions as contemplated by Rule 11-01(a)(8) of Regulation S-X. Pro forma net loss per share should also be presented on the face of the income statement for the most recent fiscal year and interim period, as applicable.

Response:  In response to the Staff’s comment, the Company has revised the statement of operations on page F-4 and Note 2 on pages F-14 and F-15 related to the information for the year ended December 31, 2011. The Company also incorporated the related disclosure requirements in the balance sheet on page F-30, statement of operations on page F-31, Note 1 on Pages F-34 and F-35 and Note 4 on page F-40 related to information as of and for the six months ended June 30, 2012.

Note 6. Convertible Notes Payable, page F-17

28.	Please expand your disclosure in this note to also indicate the conversion rate applied to the $464,000 and $50,000 notes issued in fiscal 2010 and 2009, respectively, converted with related accrued interest in March 2010, as well as the amount of total accrued interest. In this regard, it appears from your disclosure in Note 7 that these Notes were converted at $1.694/share and that total interest accrued was $5,000. Clarify in your disclosure how and when the exact conversion rate was determined.

Justin Dobbie

September 6, 2012

Page Seventeen

Response:  In response to the Staff’s comment, the Company has revised the disclosure in Note 6 on page F-18.

Note 10. Stock Option Plans, page F-20

29.	Reference is made to your discussion of the factors, assumptions and methodologies used in determining the fair market value of your common stock on pages 59 through 61. We may have additional comments with respect to your determinations when the offering price is set.

Response:  The Company acknowledges the Staff’s comment with respect to additional comments that may be forthcoming related to the Company’s determinations when the offering price is set.

Note 15 — Subsequent Events

Facilities Lease, page F-26

30.	We note from your disclosure here that, in March 2012, you terminated your lease originally terminating in February 2014 and amended your lease terminating in February 2015 to increase the amount of rented office space. Please tell us and revise your disclosure to indicate whether you incurred a lease termination fee or were otherwise required to provide additional consideration related to the lease terminations. If no termination fee was charged, please revise to specifically state the reason.

Response:  The Company advises the Staff that the office space leased under the February 2014 lease was incorporated into the total office space now leased from the same lessor under the amended February 2015 lease, and therefore, there was no lease termination fee incurred by the Company. In response to the Staff’s comment, the Company has revised the disclosure in Note 15 on page F-27 to reflect the statement above.

Justin Dobbie

September 6, 2012

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The Company does not plan to provide any written materials in reliance on Section 5(d) of the Securities Act to potential investors. If the Company provides such written material to potential investors in the future, the Company will provide such written material to the Staff.

The Company does not plan to have any broker or dealer publish or distribute research reports in reliance upon Section 2(a)(3) of the Securities Act of 1933. If any broker or dealer were to publish or distribute such research reports in the future, the Company will provide such research reports to the Staff.

We appreciate your time and attention to this Amendment No. 1, as well as to the Company’s responses to the Staff’s comments. Should you have any additional questions or concerns, please call me at (916) 325-1309.

Sincerely,

Charles S. Farman, Esq.

cc:	J. Nolan McWilliams, Esq. (Division of Corporate Finance)

Pamela G. Marrone, Ph.D. (Marrone Bio Innovations, Inc.)

Donald J. Glidewell (Marrone Bio Innovations, Inc.)

Andrew D. Thorpe, Esq. (Morrison & Foerster LLP)

Alfredo B. D. Silva, Esq. (Morrison & Foerster LLP

Kevin P. Kennedy, Esq. (Simpson Thacher & Bartlett LLP)

Enclosures